BISHOP STREET FUNDS

Bishop Street Government Money Market Fund

Supplement dated April 5, 2012 to the

Prospectuses and Statement of Additional Information (“SAI”) dated May 1, 2011

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI

At the recommendation of Bishop Street Capital Management (“Bishop Street”) the adviser of the Bishop Street Government Money Market Fund (the “Fund”), the Board of Trustees of Bishop Street Funds has determined that it is in the Fund’s best interest to cease operations and liquidate any remaining assets on a pro rata basis to shareholders, and has approved the closing and liquidation of the Fund. Effective immediately, the Fund is closed to new shareholders. The Fund is expected to cease operations and liquidate on or about June 29, 2012 (the “Liquidation Date”). Prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in the prospectuses under “How to Sell Your Fund Shares.” If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Fund, Bishop Street may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BSF-SK-013-0100